UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2016

AngioDynamics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50761	11-3146460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Plaza Drive Latham, New York	12110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 795-1400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.            Entry into a Material Definitive Agreement

Underwriting Agreement

On November 14, 2016, AngioDynamics, Inc. (“AngioDynamics” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc. (the “Underwriter”) and certain selling stockholders named therein (the “Selling Stockholders”).  Pursuant to the Underwriting Agreement, the Selling Stockholders agreed to sell 2,500,000 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”) to the Underwriter at a price of $15.68 per share.

Pursuant to the Underwriting Agreement, the Company agreed to purchase 500,000 shares of Common Stock from the Underwriter, at a price per share equal to the price being paid by the Underwriter to the Selling Stockholders, resulting in an aggregate purchase price of $7,840,000 (the “Share Repurchase”). The Share Repurchase will be made as a part of the stock repurchase program authorized by the Company’s board of directors in November 2016. The Company expects to fund the Share Repurchase with cash on hand.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company and also provides for customary indemnification by each of the Company, the Selling Stockholders and the Underwriter against certain liabilities and customary contribution provisions in respect of those liabilities.

The sale of the Common Stock by the Selling Stockholders was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-190642), including a prospectus supplement dated November 14, 2016 to the prospectus contained therein dated October 3, 2013, filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended.  The sale of the Common Stock is expected to close on November 18, 2016.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 14, 2016, by and among AngioDynamics, Inc., certain shareholders named therein and Barclays Capital Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGIODYNAMICS, INC.

Date: November 18, 2016	/s/ Stephen A. Trowbridge
Stephen A. Trowbridge
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 14, 2016, by and among AngioDynamics, Inc., certain shareholders named therein and Barclays Capital Inc.